RELATED PARTIES	12 Months Ended
Dec. 31, 2025
Related Party [Abstract]
RELATED PARTIES	RELATED PARTIES
In the normal course of operations, the partnership enters into transactions with related parties. These transactions have been measured at exchange value and are recognized in the consolidated financial statements. The immediate parent of the partnership is the BPY General Partner. The ultimate parent of the partnership is Brookfield Corporation. Other related parties include the Corporation’s subsidiaries and operating entities, certain joint ventures and associates accounted for under the equity method, as well as officers of such entities and their spouses.
The partnership has a management agreement with its service providers, wholly-owned subsidiaries of Brookfield Asset Management Ltd. Pursuant to a Master Services Agreement, the partnership pays a management fee (“base management fee”), to the service providers. The management fee is calculated as the sum of (a) 1.05% of the sum of the following amounts, as of the last day of the immediately preceding quarter: (i) the equity attributable to unitholders for the partnership’s Office, Retail and the Corporate segments; and (ii) the carrying value of the outstanding non-voting common shares of CanHoldco and (b) any fees payable by the partnership in connection with the partnership’s commitment to private real estate funds of its service providers the partnership has elected for such fees to be added to the management fee (but excluding any accrued fees that have not become due and payable). For the year ended December 31, 2025, the partnership paid a base management fee of $193 million (2024 - $178 million; 2023 - $195 million).

On December 31, 2024, Brookfield acquired the Series 2 units of Class A Preferred Units, from the holder of these units and subsequently exchanged such units with the partnership for LP and REUs Units. The Series 2 units of Class A Preferred Units were subsequently cancelled.

The following table summarizes transactions and balances with related parties:

(US$ Millions)	Dec. 31, 2025	Dec. 31, 2024
Balances outstanding with related parties:
Net (payables)/receivables within equity accounted investments	$(23)	$(11)
Loans and notes receivable(1)	277	649
Debt obligations, payables and other liabilities(2)	(2,402)	(2,846)
Corporate borrowings	(1,076)	(1,076)
Property-specific obligations	(578)	(541)
Preferred shares held by Brookfield Corporation	(2,959)	(2,809)
Brookfield Corporation interest in CanHoldco	(1,231)	(1,277)
(1)Includes loans and notes receivable with other affiliates as of December 31, 2025 of $277 million (2024 - $146 million).
(2)Includes other payables and liabilities with other affiliates as of December 31, 2025 of $372 million (2024 - $464 million).

(US$ Millions) Years ended Dec. 31,	2025	2024	2023
Transactions with related parties:
Commercial property revenue(1)	$59	$53	$57
Management fee income	100	227	163
Expenses from equity accounted investments	34	64	8
Interest expense on debt obligations	228	209	116
Capital calls, net funded by BWS(2)	—	—	69
General and administrative expense(3)	335	333	345
Construction costs(4)	26	76	66
Distributions on Brookfield Corporation’s interest in CanHoldco	32	21	49
Incentive Fees(5)	19	9	22
(1)Amounts received from Brookfield Corporation and its subsidiaries for the rental of office premises.
(2)BWS, which is accounted for under the equity method by Brookfield Corporation, has an additional commitment in BSREP IV, which was previously consolidated by the partnership in the comparative period.
(3)Includes amounts paid to Brookfield Corporation and its subsidiaries for management fees, management fees associated with the partnership’s investments in Brookfield-sponsored real estate funds, compensation expense and administrative services.
(4)Includes amounts paid to Brookfield Corporation and its subsidiaries for construction costs of development properties.
(5)Represents incentive fees the partnership is obligated to pay to the general partner of the partnership’s various fund investments.

During the year ended December 31, 2025, the partnership sold partial interests in several premier assets to BWS, generating total proceeds of approximately $750 million in order to support the continued scaling of BWS into high quality assets. The partnership also sold partial interests in the BSREP III fund and an opportunistic real estate fund to BWS, generating total proceeds of $688 million. Lastly, an office asset in BSREP III was sold to India REIT for total proceeds of $777 million. During the years ended December 31, 2024 and December 31, 2023, the partnership sold partial interests in several assets to BWS, generating net proceeds of approximately $1.8 billion and $695 million, respectively. The sales were carried out at arm’s length on market terms at existing valuations and resulted in no gain or loss at the time of transaction.
In August 2023, the partnership issued mandatory convertible non-voting preferred shares for proceeds of $1.6 billion that were ultimately held by a wholly-owned subsidiary of BWS (the “BWS Preferred Shares”). The BWS Preferred Shares provided that, upon conversion, a BWS subsidiary would obtain a common equity interest in the entities through which the partnership holds its LP interest in BSREP IV investments (the “BSREP IV holding entities”). On issuance of the BWS Preferred Shares, there was no change in the partnership’s contractual rights and exposure to variable returns over the BSREP IV holding entities and the partnership continued to consolidate the BSREP IV investments. In the third quarter of 2024, the partnership reclassified its interest in the BSREP IV investments to assets held for sale (“Reclassification of BSREP IV to asset and liabilities held for sale”). On October 4, 2024, BWS completed its acquisition of the partnership’s interest in BSREP IV which resulted in deconsolidation of the BSREP IV investments by the partnership as control was lost. Following the conversion, the partnership holds an approximate 10% indirect LP interest in the BSREP IV investments that is accounted for as a financial asset held through an equity-accounted joint venture with BWS.